UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934







Date of Report (Date of earliest event reported) AUGUST 23,2007 (AUGUST 17,2007)
                                                 _______________________________


                              DHB INDUSTRIES, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



          DELAWARE                  001-13112                   11-3129361
________________________________________________________________________________
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


2102 SW 2nd Street, Pompano Beach, Florida                               33069
________________________________________________________________________________
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:     (954) 630-0900
                                                    ____________________________



                                 NOT APPLICABLE
________________________________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE
                      IN FISCAL YEAR


         On August 17, 2007, the Company's Board of Directors adopted a Second Amended and Restated By-Laws of the Company to update and modernize the Company's existing By-Laws.

         Article I, Section 1.1 of the By-Laws was amended to tie the time period for stockholders making nominations or proposals in connection with annual meetings to the mailing date of the notice of the preceding year's annual meeting of stockholders instead of the current year's annual meeting, as previously provided for in the By-Laws. This section was amended further to adjust the notice requirements in the event of the delay or advancement of the annual meeting date or an increase in the size of the Board of Directors.

         Article I, Section 1.1 of the By-Laws has also been amended to require, among other things, that a stockholder's notice of nomination or other business include a statement whether such stockholder (or the beneficial owner, if any, on whose behalf such notice is being made) intends to deliver a proxy statement and form of proxy to that number of holders as would be sufficient to elect such stockholder's nominee(s) or approve such stockholder's business.

         Article I, Section 1.2 of the By-Laws was amended to expand the advance notice procedures included in the By-Laws so that they are applicable to special meetings as well as annual meetings of stockholders.

         Article I, Section 1.3 of the By-Laws previously provided that notice of stockholder or special meetings be in written form and specify, among other things, the location of such meeting. As amended, this section now provides that stockholder or special meetings may be held by means of remote communication and notice of such meetings may be given by electronic communication.

         Article I, Section 1.4 of the By-Laws previously provided that the quorum requirement to transact business at any meeting of stockholders was one-third of the outstanding shares of each class of stock entitled to vote at such meeting but that section was amended to provide that the quorum requirement to transact business at any meeting of stockholders is one-third of the outstanding shares of all classes of stock entitled to vote and to establish the same quorum requirement in the event a separate vote by a class or classes or series of stock is required.

         Article I, Section 1.6 of the By-Laws was amended to give the Chairman of meetings of stockholders the power to control the conduct of the meetings and to adjourn meetings.

         Article I, Section 1.7 of the By-Laws was amended to clarify that each stockholder is entitled to one vote per share unless otherwise provided in the Company's Certificate of Incorporation, as amended.

         Article II, Section 2.2 of the By-Laws previously provided that the Chairman of the Board of Directors may be removed by the Board of Directors. This section has been amended to clarify that the directors of the Company can remove a director from his position as Chairman of the Board but not as a director of the Company.

         Article II, Section 2.5 of the By-Laws has been amended to clarify that the President of the Company may preside over a meeting of the Board of Directors only if he is also a director of the Company.

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         Article II, Section 2.6 of the By-Laws has been amended to reflect that the Board of Directors has elected to be governed by Section 141(c)(2) of the Delaware General Corporation Law (the "DGCL"), which allows less than a majority of the whole Board to create a committee which may exercise all of the powers of the Board except with respect to any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or adopting, amending or replacing any bylaw of the Company. Prior to this amendment, committees of the Board could only be created by a majority of the entire Board of Directors and such committees could exercise all power and authority of the Board except in reference to certain matters specified in the DGCL.

         Article III of the By-Laws previously specified the executive officers of the Company. As amended, Article III of the By-Laws provides that the officers of the Company shall be the Chairman of the Board, a President, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors and such officers shall have the authority and perform such duties as may be prescribed by the Board of Directors. Section
3.4 of the By-Laws had previously provided that the salaries and other compensation of all officers and agents of the Company shall be fixed by a majority of any committee established pursuant to the By-Laws and, as amended, that section now provides that the salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such committee of the Board of Directors or officers as may be designated by resolution of the Board of Directors.

         Article IV, Section 4.1 of the By-Laws previously provided that a director could resign only by providing written notice and, as amended, now provides that a director may resign by providing notice, whether written or otherwise.

         Article V, Section 5.3 of the amended By-Laws enables the Board of Directors to set a record date to determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting and requires any stockholder of record seeking to have the stockholders authorize or take corporate action by consent to send a written notice to the Secretary of the Company, requesting the Board of Directors to fix a record date for such action. Article V, Section 5.3 of the By-Laws previously provided that stockholders could only express consent to corporate action in writing without a meeting and, as amended, now provides for the possibility of stockholder action by writing or by electronic transmission.

         Article V, Section 5.4 of the By-Laws was amended to permit the Board of Directors to adopt a resolution providing that some or all of any or all classes of stock or series of the Company's stock may be uncertificated.

         Article VI, Sections 6.1 and 6.2 of the By-Laws have been amended to eliminate mandatory indemnification of employees of the Company as well as any member, member representative, employees or agents of another entity who are serving in such capacity at the request of the Company. The amendments also provide that the Company is permitted, but not required to provide indemnification for current or former employees and agents of the Company.

         Article VI, Section 6.4 of the By-Laws has been amended to include procedures to govern any proceedings brought by an indemnitee to enforce rights set forth in Article VI in the By-Laws.

         Article VII, Section 7.3 of the By-Laws previously provided that, except as required by law or as set forth in the By-Laws, any notices (and waivers of notice) that are required to be given to stockholders, directors, or officers may be given personally, or by mail, or, in the case of directors or officers, by telegram, cable or radiogram addressed to such address as appears

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on the books of the  Company.  This  section has been  amended to provide  that, except as required by law or as set forth in the By-Laws, such notices (and waivers of notice) may also be given by electronic transmission.

         Article VIII of the By-Laws has been amended to clarify that the affirmative vote of the holders of a majority of all outstanding shares shall be required to adopt, amend or repeal the Company's By-Laws.

         The descriptions contained herein of the amendments to the By-Laws are qualified in their entirety by reference to the full text of the Second Amended and Restated By-Laws of the Company, which are attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

        3.1          Second Amended and Restated By-Laws of DHB Industries, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DHB INDUSTRIES, INC.


Date:        August 23, 2007                 By: /s/ THOMAS C. CANFIELD
                                             __________________________
                                                 Thomas C. Canfield
                                                 General Counsel




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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION OF EXHIBIT

        3.1          Second Amended and Restated By-Laws of DHB Industries, Inc.




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